COHEN & STEERS REAL ASSETS FUND, INC.

Class I (RAPIX), Class R (RAPRX) and Class Z (RAPZX) Shares

Supplement dated December 21, 2012 to

Summary Prospectus dated January 26, 2012, as amended May 31, 2012,

(as supplemented November 2, 2012) and

Prospectus dated January 26, 2012 (as supplemented May 31, 2012 and November 2, 2012)

Termination of Subadvisor

Effective December 31, 2012, the Board of Directors of the Fund has approved the termination of the Fund’s subadvisory agreement with Cohen & Steers Europe S.A. (“CNS Europe”).

Accordingly, effective December 31, 2012, all references to CNS Europe as a subadvisor to the Fund in the Summary Prospectus and Prospectus are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

RAPSVPIRZ-1212